Exhibit 10.2

AMENDMENT NO. 1

TO

BAYSAVER TECHNOLOGIES, LLC

LIMITED LIABILITY COMPANY AGREEMENT

AMONG

ADS VENTURES, INC., BAYSAVER TECHNOLOGIES, INC.

AND MID-ATLANTIC STORM WATER RESEARCH CENTER, INC.

This Amendment No. 1 dated July 17, 2015 (this “Amendment No. 1”), amends and supplements the BaySaver Technologies, LLC (the “Company”) Limited Liability Company Agreement (the “Agreement”) dated July 15, 2013, by and among ADS Ventures, Inc. (“ADS/V”), BaySaver Technologies, Inc. (“BTI”) and Mid-Atlantic Storm Water Research Center, Inc. (“Mid-Atlantic”). Unless otherwise defined in this Amendment No. 1, capitalized terms used herein shall have the meanings provided them in the Agreement. Except as otherwise specifically addressed by this Amendment No. 1, the Agreement shall remain in full force and effect.

NOW, THEREFORE, in consideration of the foregoing and the respective agreements of the parties contained herein, the parties hereby agree as follows:

1. Section 3.2 of the Agreement is hereby superseded and replaced in its entirety with the following:

3.2. Major Matters. Notwithstanding the authority granted to the Board of Managers set forth in Section 4.1(b), the Company shall not issue any additional Member Units in the Company, except upon the unanimous consent of the Members.

2. Section 4.8 of the Agreement is hereby superseded and replaced in its entirety with the following:

4.8 Voting. Except as otherwise herein specified, all determinations affecting the conduct of the affairs of the Company shall be by the vote of the Board of Managers. In connection with any vote of the Board of Managers, each ADS/V Representative on the Board of Managers shall be entitled to vote one-half of the total number of Units then held by ADS/V and each BTI/Mid-Atlantic Representative shall be entitled to vote one-half of the total number of Units then held collectively by BTI and Mid-Atlantic. The vote of a majority of the Outstanding Units of the Company shall decide all matters. Any Member shall have the right to present to the Board of Managers any matter to be voted upon by the Board of Managers.

3. Section 6.1(c) of the Agreement is hereby superseded and replaced in its entirety with the following:

(c)	At any time after the end of Fiscal Year 2017, BTI and Mid-Atlantic shall have the right to put all of their Units to ADS/V at a per Unit price equal to the following formula:

(A)	the greater of (I) EBITDA for the Company’s most recent completed Fiscal Year (based upon the final audited EBITDA of the Company for such Fiscal Year) or (II) $4,200,000,

(B)	multiplied by 6, and

(C)	then divided by the total number of outstanding Units of the Company to determine the per Unit price.

4. Section 6.1(d) of the Agreement is hereby superseded and replaced in its entirety with the following:

(d)	At any time after the end of Fiscal Year 2016 (April 1, 2015 through March 31, 2016), ADS/V shall have a call right requiring BTI and Mid-Atlantic to sell all of their Units to ADS/V upon the earlier to occur of the following: (i) the Company generating $5,000,000 EBITDA during any completed Fiscal Year (based upon the final audited EBITDA of the Company for such Fiscal Year) or (ii) the completion of Fiscal Year 2017. The per Unit purchase price for this call right shall be:

(A)	if the call right is exercised prior to April 1, 2017,

(I)	EBITDA for the Company’s most recent completed Fiscal Year (based upon the final audited EBITDA of the Company for such Fiscal Year),

(II)	multiplied by 7, and

(III)	then divided by the total number of outstanding Units of the Company to determine the per Unit price; or

(B)	if the call right is exercised on or after April 1, 2017,

(I)	the greater of (y) EBITDA for the Company’s most recent completed Fiscal Year (based upon the final audited EBITDA of the Company for such Fiscal Year) or (z) $4,200,000,

(II)	multiplied by 6, and

(III)	then divided by the total number of outstanding Units of the Company to determine the per Unit price.

For purposes of calculating EBITDA, annual research and development expenses of the Company in excess of $100,000 will be added back to EBITDA.

5. Exhibit A to the Agreement is hereby superseded and replaced in its entirety with revised Exhibit A attached hereto.

[signature page follows]

IN WITNESS WHEREOF, ADS/V, BTI and Mid-Atlantic have caused this Amendment No. 1 to be executed by their authorized officers as of the day and year first above written.

ADS VENTURES, INC.		BAYSAVER TECHNOLOGIES, INC.

By:	/s/ Joseph A. Chlapaty	By:	/s/ Thomas E. Pank

Name and Title:	Joseph A. Chlapaty, President	Name and Title:	Thomas E. Pank, President
Date: July 17, 2015		Date: July 17, 2015

MID-ATLANTIC STORM WATER RESEARCH CENTER, INC.

By:	/s/ Thomas E. Pank

Name and Title:	Thomas E. Pank, President
Date: July 17, 2015

EXHIBIT A

Address of Principal Place of Business	Name and Address of Registered Agent of the Company for Service of Process

BaySaver Technologies, LLC	Corporation Trust Company
1010 Deer Hollow Drive	1209 Orange Street
Mount Airy, Maryland 21771	Wilmington, DE 19801
Attn: Ron Vitarelli

Name and Business Address of Member	Percentage Interest	Number of Units

ADS Ventures, Inc.	65%	65 Units
Attn: Joseph A. Chlapaty,
President
4640 Trueman Blvd.
Hilliard, OH 43026

BaySaver Technologies, Inc.	34.992222%	34.992222 Units
Attn: Thomas Pank, President
1030 Deer Hollow Drive
Mt. Airy, Maryland 21771

Mid-Atlantic Storm Water	0.007778%	0.007778 Units
Research Center, Inc.
Attn: Thomas Pank, President
1207 Park Ridge Drive
Mt. Airy, Maryland 21771

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